UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20549

                          _____________

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


Date of earliest event
  reported:  October 4, 2004


                         AMR CORPORATION
     (Exact name of registrant as specified in its charter)


        Delaware                    1-8400               75-1825172
(State of Incorporation) ( Commission File Number)     (IRS Employer
                                                     Identification No.)


4333 Amon Carter Blvd.   Fort Worth, Texas              76155
 (Address of principal executive offices)            (Zip Code)


                        (817) 963-1234
                (Registrant's telephone number)



   (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 8.01  Other Events

AMR Corporation is filing herewith a press release issued on October 4, 2004 by American Airlines, Inc. as Exhibit 99.1, which is included herein. This press release was issued to report
September traffic for American Airlines, Inc.




                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMR CORPORATION



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary



Dated:  October 6, 2004






                         EXHIBIT INDEX


Exhibit        Description

99.1      Press Release
















                         CONTACT:       Tim Wagner
                                        Corporate Communications
                                        Fort Worth, Texas
                                        817-967-1577
                                        corp.comm@aa.com


FOR RELEASE: Monday, Oct. 4, 2004



           AMERICAN AIRLINES REPORTS SEPTEMBER TRAFFIC

     FORT WORTH, Texas - American Airlines, the world's largest carrier, reported a record high September load factor of 73.4 percent -- an increase of 6.7 points compared to the same period
last year.   Traffic grew by 9.4 percent year over year on a
slight reduction in capacity.
     Both international and domestic entities posted traffic gains. International traffic increased 17.4 percent relative to last year on 9.0 percent more capacity. Domestic traffic increased 5.7 percent with a 4.6 percent reduction in capacity year over year. American boarded 6.7 million passengers in September.

Detailed traffic and capacity data are on the following pages:





















                           -- more --


            AMERICAN AIRLINES PASSENGER DIVISION
           COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
                  EXCLUDES CHARTER SERVICES
                          SEPTEMBER
                                 2004        2003    CHANGE
REVENUE PASSENGER MILES (000)
   SYSTEM                    9,849,548   9,002,592       9.4 %
       D.O.T. DOMESTIC       6,524,713   6,170,454       5.7
       INTERNATIONAL         3,324,835   2,832,138      17.4
       ATLANTIC              1,671,609   1,426,841      17.2
       LATIN AMERICA         1,275,029   1,126,222      13.2
       PACIFIC                 378,197     279,076      35.5

AVAILABLE SEAT MILES (000)
   SYSTEM                   13,417,230  13,480,251      (0.5)%
       D.O.T. DOMESTIC       8,967,837   9,398,571      (4.6)
       INTERNATIONAL         4,449,393   4,081,681       9.0
       ATLANTIC              2,002,871   1,874,778       6.8
       LATIN AMERICA         1,989,501   1,861,683       6.9
       PACIFIC                 457,021     345,219      32.4

LOAD FACTOR
   SYSTEM                         73.4 %      66.7 %     6.7 Pts
       D.O.T. DOMESTIC            72.7        65.6       7.1
       INTERNATIONAL              74.7        69.3       5.4
       ATLANTIC                   83.4        76.1       7.3
       LATIN AMERICA              64.0        60.4       3.6
       PACIFIC                    82.7        80.8       1.9

PASSENGERS BOARDED           6,715,522   6,519,420       3.0 %

SYSTEM CARGO TON MILES (000)   173,422     161,940       7.1 %





                           -- more --


             AMERICAN AIRLINES PASSENGER DIVISION
           COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
                  EXCLUDES CHARTER SERVICES
                    YEAR-TO-DATE September
                                 2004         2003    CHANGE
REVENUE PASSENGER MILES (000)
   SYSTEM                   98,171,542   90,456,967       8.5 %
       D.O.T. DOMESTIC      66,852,761   64,234,701       4.1
       INTERNATIONAL        31,318,780   26,222,267      19.4
       ATLANTIC             13,808,725   11,819,976      16.8
       LATIN AMERICA        14,327,319   12,162,711      17.8
       PACIFIC               3,182,737    2,239,580      42.1

AVAILABLE SEAT MILES (000)
   SYSTEM                  130,977,149  123,490,691       6.1 %
       D.O.T. DOMESTIC      88,956,374   87,664,391       1.5
       INTERNATIONAL        42,020,774   35,826,300      17.3
       ATLANTIC             16,940,100   15,197,383      11.5
       LATIN AMERICA        21,117,292   17,577,975      20.1
       PACIFIC               3,963,382    3,050,943      29.9

LOAD FACTOR
   SYSTEM                         74.9 %       73.2 %     1.7 Pts
       D.O.T. DOMESTIC            75.1         73.2       1.9
       INTERNATIONAL              74.5         73.1       1.4
       ATLANTIC                   81.5         77.7       3.8
       LATIN AMERICA              67.8         69.1      (1.3)
       PACIFIC                    80.3         73.4       6.9

PASSENGERS BOARDED          69,000,092   67,295,253       2.5 %

SYSTEM CARGO TON MILES (000) 1,617,194    1,468,066      10.2 %

             AMERICAN AIRLINES  WE KNOW WHY YOU FLY

   Current AMR Corp. releases can be accessed on the Internet.
                The address is http://www.aa.com